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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-K"), I, Christian G. Farman, Vice President and Chief Financial Officer of the Company, hereby certify, as of the date hereof, that:

                  (1)      the Form 10-K fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2004

                                      /s/ Christian G. Farman
                                      ------------------------------------------
                                      Christian G. Farman
                                      Vice President and Chief Financial Officer